Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY (AS DEFINED BELOW) HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           NOTE MODIFICATION AGREEMENT

      THIS AGREEMENT ("Agreement") dated as of this 15th day of May, 2007 by and between PORTFOLIO LENDERS II, LLC, (the "Holder"), and POSEIDIS, INC. (the "Company"). The Holder and the Company shall be collectively referred to in this Agreement as the "Parties".

      WHEREAS, the Company executed to Holder a promissory note in the principal amount of $250,000 on May 12, 2006 having an interest rate of 15% per annum based on a 360-day year (the "Note");

      WHEREAS, the Company has defaulted on its obligation to repay the principal and accrued but unpaid interest in full by October 31, 2006; and

      WHEREAS, the Holder and the Company have agreed to extend and restructure the payment terms on the Note as set forth below.

      NOW, THEREFORE, in consideration of the sum of SEVEN THOUSAND FIVE HUNDERD DOLLARS AND 00/100 ($7,500.00) and other good and valuable consideration, including the mutual covenants and undertakings contained herein, the Parties do hereby agree as follows:

      1. PRINCIPAL AND INTEREST.

      As of May 15, 2007, the Company owes Holder the principal amount of $250,000 and accrued and unpaid interest of $28,958. The Company and Holder agree and acknowledge that the accrued interest shall be added to the principal balance, so that as of May 15, 2007 the outstanding principal amount of the Note is agreed to be $278,958. The Company shall not be required to make any payments of principal or interest on the Note for sixty (60) days from the date hereof, provided, however, that interest for the months of May and June shall continue to accrue on the outstanding principal amount at the rate of 15% per annum based on a 360-day year. The parties agree and acknowledge that the accrued and unpaid interest for the next sixty (60) days shall be added to the total outstanding balance, so that as of July 14, 2007 (the "New Maturity Date"), the total outstanding balance of $285,932 shall be due and payable to Holder.

      Notwithstanding the foregoing, all principal and accrued but unpaid interest shall be immediately due and payable upon the Company's receipt of $3.0 million or more through the sale of the Company's equity securities.

      2. ADDITIONAL CONSIDERATION.

      As additional consideration for modifying the Note as described herein, the Company hereby agrees to:

            (a) WARRANTS: Issue to the Holder warrants to purchase an additional 4,000,000 shares of the Company's common stock which shall have an exercise price of $0.04 per share (the "$0.04 Warrants") and shall be exercisable for a period of five (5) years; and

            (b) CONVERSION RIGHTS: Issue to the Holder the following conversion rights with respect to the Note (the "Conversion Rights"). The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the New Maturity Date, all or any part of the principal amount of the Note plus accrued but unpaid interest, into shares (the "Conversion Shares") of the Company's common stock, at a price per share of $0.04 (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Agreement, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth therein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

      3. SECURITY INTEREST.

      The repayment of this obligation shall be secured by the grant of a security interest in all of the Company's assets and all the assets of the Company's subsidiaries, whether now owned or hereafter acquired, subject to the written consent of Cornell Capital Partners, LP.

      4. ADDITIONAL WARRANTS.

      The Company hereby agrees to issue to the Holder warrants to purchase an additional 500,000 shares of the Company's common stock with an exercise price of $0.04 per share (the "Additional Warrants") for every 45 day period following the New Maturity Date that any balance remains outstanding under the Note for up to 90 days following the New Maturity Date. Holder shall not demand repayment of all outstanding principal and accrued but unpaid interest for up to 90 days following the New Maturity Date so long as the Company delivers the Additional Warrants every 45 day period following the New Maturity Date that any balance remains under the Note. The Additional Warrants shall be exercisable for a period of five (5) years. Interest shall continue to accrue at 15% per annum for any period of time after the New Maturity Date on any balance that remains outstanding under the Note. However, as referenced above, all principal and accrued but unpaid interest shall be immediately due and payable upon the Company's receipt of $3.0 million or more through the sale of the Company's equity securities.

      5. The Note is hereby amended to reflect the provisions contained in Paragraph 1 through 4 hereof.

      6. The Company warrants and represents to Holder that as of the date hereof, the Company has no defense, offset or counterclaim concerning the enforcement of the Note or Holder's rights and remedies thereunder, either in law or in equity.

      7. This Agreement shall be binding upon the parties hereto and their successors and assigns.

      8. The Company agrees to pay Holder a $7,500 restructuring fee upon execution of this Agreement and the Company agrees to pay all costs and expenses in connection with the preparation, execution and delivery of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:
POSEIDIS, INC.

By: /S/ JOHN J. MCGOVERN
    --------------------------------------------------
    John J. McGovern
    Executive Vice President & Chief Financial Officer


HOLDER:
PORTFOLIO LENDERS II, LLC

By: /S/ THOMAS P. GALLAGHER
    --------------------------------------------------
    Thomas P. Gallagher
    Authorized Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION

      (To be Executed by the registered Holder in order to Convert the Note and delivered to the Company at 222
              Lakeview Ave., Suite 160, West Palm Beach, FL 33401)

      The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.0001 per share ("Common Stock"), of Poseidis, Inc., a Florida corporation (the "Company") according to the conditions of the Note Modification Agreement dated as of May 1, 2007 (the "Agreement"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of the Note is attached hereto (or evidence of loss, theft or destruction thereof).

      The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

            Date of Conversion:___________________________
            Applicable Conversion Price:____________________
            Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Note:______________
            Signature:___________________________________
            Name:______________________________________
            Address:____________________________________

      The Company shall issue and deliver shares of Common Stock to an overnight courier not later than five (5) business days following receipt of the original Note to be converted.